UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
April 24, 2023
Date of Report (Date of Earliest Event Reported)

HP Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Page Mill Road,	Palo Alto, California	94304
(Address of principal executive offices)		(Zip code)
(650) 857-1501
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

	At the 2023 Annual Meeting held on April 24, 2023, HP Inc’s (“HP”) stockholders voted on the five proposals outlined in HP’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on February 24, 2023 and cast their votes as described below.

	Proposal 1
	HP’s stockholders elected thirteen individuals to HP’s Board of Directors for the succeeding year or until their successors are duly qualified and elected as set forth below:

	Name	Votes For	%	Votes Against	Abstentions	Broker Non-Votes
	Aida M. Alvarez	716,060,259	98.7	9,582,622	1,340,356	120,611,486
	Shumeet Banerji	698,785,739	96.3	26,777,863	1,419,635	120,611,486
	Robert R. Bennett	719,690,816	99.2	5,859,756	1,432,665	120,611,486
	Charles V. Bergh	700,542,875	96.8	23,323,003	3,117,359	120,611,486
	Bruce Broussard	718,712,837	99.1	6,841,998	1,428,402	120,611,486
	Stacy Brown-Philpot	704,777,687	97.1	20,873,190	1,332,360	120,611,486
	Stephanie A. Burns	719,874,171	99.2	5,784,282	1,324,784	120,611,486
	Mary Anne Citrino	719,183,405	99.1	6,474,820	1,325,012	120,611,486
	Richard Clemmer	720,703,557	99.3	4,831,377	1,448,303	120,611,486
	Enrique Lores	723,076,123	99.7	2,532,830	1,374,284	120,611,486
	Judith Miscik	717,845,517	98.9	7,766,647	1,371,073	120,611,486
	Kim K.W. Rucker	715,749,085	98.6	9,842,203	1,391,949	120,611,486
	Subra Suresh	720,601,028	99.3	4,929,181	1,453,028	120,611,486

	Proposal 2
	HP’s stockholders ratified the appointment of Ernst & Young LLP as HP’s independent registered public accounting firm for the fiscal year ending October 31, 2023 as set forth below:

	Votes For	%	Votes Against	Abstentions
	797,495,197	94.1	47,927,681	2,171,845

	Proposal 3
	HP’s stockholders approved, by advisory vote, HP’s named executive officer compensation as set forth below:

	Votes For	%	Votes Against	Abstentions	Broker Non-Votes
	690,549,109	95.0	33,990,331	2,443,797	120,611,486

	Proposal 4
	HP’s stockholders approved, by advisory vote, a frequency of 1 Year for the frequency of future “say on pay” votes as set forth below:

	1 Year	%	2 Years	3 Years	Abstentions
	706,437,314	97.2	926,054	17,465,538	2,154,331

Proposal 5
HP’s stockholders did not approve the stockholder proposal regarding written consent as set forth below:

Votes For	%	Votes Against	Abstentions	Broker Non-Votes
223,148,585	30.7	500,287,447	3,547,205	120,611,486

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP INC.

DATE: April 27, 2023	By:	/s/ RICK HANSEN
	Name:	Rick Hansen
	Title:	Deputy General Counsel, Corporate and Corporate Secretary